Exhibit 10.3

MINING LEASE AND AGREEMENT

This Mining Lease and Agreement (hereinafter called “Agreement”), made and entered into this ____ day of ___, 2011 (the “Effective Date”), among Nevada Rae Gold, Inc., a Nevada corporation (hereinafter called “Lessee”), and Thomas L. Belaustegui, Kathryn McKeown, Amy Belaustegui and Allie Belaustegui Adams, 71 Washington St., Reno, NV, 89503, Tricia Petersen, Mary Kim Piccinini, P.O. Box 151946, Ely, NV 89315, and Sam K. Bida, 2160 Crawford Street, Ely, Nevada 89301 (hereinafter individually called “Lessor” or collectively the “Lessors”).

W I T N E S S E T H:

For and in consideration of the sum of Ten Dollars ($10.00) in U.S. currency, paid by Lessee to Lessors, the payment obligations hereinafter stated, the covenants and agreements hereinafter expressed, and for other good and valuable consideration, the receipt and sufficiency of which are hereby admitted and acknowledged, Lessors does hereby grant, lease, demise, and let exclusively to Lessee the 39 federal mining claims in Township 29 North, Range 47 East, Mount Diablo Meridian, Bullion Mining District, Lander County, Nevada (hereinafter called the “Leased Premises”) as more completely described at Exhibit “A,” attached hereto and made a part hereof by reference, together with all gold, silver, platinum, palladium, and other precious and base metals, contained within the placers or gravels of the leased premises, with the exclusive right to prospect and explore for, mine by open pit methods, mill, prepare for market, store, sell and dispose of the same, and to use, occupy and disturb so much of the surface of the Leased Premises as Lessee may determine to be useful, desirable or convenient for the exercise by Lessee of any and all of its rights hereunder.  In the event Lessors acquires rights to any additional interests in the Leased Premises after the execution of this Agreement, all such additional interests shall be subject to this Agreement.

IN CONSIDERATION OF THE PREMISES, the parties hereby covenant and agree as follows:

1

Lessors Representations.  Lessors warrant and represent that:

1.1

To the best of their knowledge, Lessors are the legal and equitable owners of the Leased Premises in the proportions described in Section 3, subject to the judgment lien in favor of Thomas L. Belaustegui against the interest of Sam K. Bida represented by the Default Judgment entered by the Second Judicial District Court, Washoe County, in Case No. CV09-01023 (the “Judgment”);

1.2

Lessors have not conveyed the Leased Premises and that the Leased Premises are not subject to any existing lease, subject to the terms of this Agreement retaining the rights to all hardrock mineralization in or on the property;

1.3

The undersigned representatives of Lessors have the authority to execute this Agreement.  This Agreement is binding upon Lessors.

Title.  Lessee shall have forty (45) days from the Effective Date during which to examine title to the Leased Premises.  Lessee shall notify Lessors of any adverse claims of title and title deficiencies which Lessee identifies.  Lessors shall have thirty (30) days during which to correct and cure the adverse claims and deficiencies for their respective interests.  If Lessors do not correct and cure the adverse claims and deficiencies within the thirty (30) day period, Lessee may (a) terminate this Agreement and be relieved of any and all obligations under this Agreement or (b) accept and waive any uncorrected or uncured adverse claims and deficiencies, in which event Lessors shall assist and cooperate with Lessee in Lessee’s efforts to correct or cure the adverse claims and deficiencies.  Lessors shall take such actions as are necessary to assure that Lessors are identified as owners of the unpatented claims in the office of the Bureau of Land Management.  If Thomas L. Belaustegui acquires the interest of Sam K. Bida in the Leased Premises by foreclosure or other enforcement of the Judgment, such acquired interest shall be subject to this Agreement, and on the irrevocable vesting of record title in Thomas L. Belaustegui Lessor shall pay to Thomas L. Belaustegui the payments otherwise payable to Sam K. Bida.

Lesser Interest.  In the event each Lessor owns less than the entire, undivided interests in the Leased Premises, all sums paid by Lessee to each Lessor hereunder shall be prorated to the actual interests as outlined in Exhibit C. Lessors own the Leased Premises in the following proportions:

Thomas L. Belaustegui (for Belaustegui interests)	50%
Mary Kim Piccinini	25%
Sam K. Bida	25%

4

Title and Geological Examination.  Upon the execution of this Agreement, Lessor agrees to furnish Lessee copies of all abstracts of title, title opinions, status reports, other title papers, geological, geochemical, geophysical, and engineering data as it has in its possession or control.  The expense to copy such material will be paid by Lessee. Lessors, individually for their respective interests, agree at their cost to take reasonable steps to attempt to cure any title defects to the satisfaction of Lessee.  In the case Lessor is entitled to geologic information from prior lessees, and if that information is not in the possession of Lessor, then Lessor hereby empowers Lessee as its agent to receive or otherwise obtain said information.

5

Lease Term.  The term of this Agreement shall begin on the Effective Date and shall continue to and until the tenth anniversary of such date, but subject to earlier termination as herein provided and subject to Lessee’s renewal option in Section 7.

Advance Rental.  Until this Agreement is sooner terminated, Lessee shall pay to Lessors Advance Rentals according to the following schedule:

Twenty Thousand ($20,000.00) dollars payable on the date on which Lessee accepts the title to the Leased Premises in accordance with Section 2 for the first year commencing the date of this Agreement and ending on the first anniversary thereof.  If Lessee terminates this Agreement in accordance with Section 2, Lessee shall have no obligation to pay the payment described in the foregoing sentence.

Commencing with the first anniversary of this Agreement and ending on the fifth anniversary of this Agreement, the then Advance Rental shall be Twenty Thousand ($20,000.00) dollars.  Commencing with the fifth anniversary of this Agreement through the ninth anniversary of this Agreement, the annual Advance Rental shall be Forty Thousand ($40,000.00) dollars. The Advance Rental after the initial amount shall be due on the anniversary date of this Agreement commencing with the first anniversary and ending with the ninth anniversary thereof.  Payments of the Advance Rental received within thirty calendar days of the anniversary due date will be deemed timely made.

The Advance Rental payments payable to Lessor pursuant to this paragraph shall be credited to and recoverable from Production Rental payments payable by Lessee to Lessor, as provided below in Section 8.  Said right of recovery shall apply to the first such Production Rental payment accruing and shall continue thereafter until Lessee has recovered the full amount of previously paid Advance Rental payments.

Lessee shall pay the payments to the individual Lessors in the proportions of  their respective interests described in Section 3.

By executing this Agreement, Thomas L. Belaustegui is not waiving his Judgment and collection rights relative to Sam K. Bida’s payments.

7

Renewal Option.  At Lessee’s option, this Agreement may be extended for an additional term of ten (10) years.  During such additional term, the annual Advance Rental shall be Forty thousand dollars ($40,000.00), payable in advance as provided in Section 6.  Provided this Agreement is not earlier terminated, Lessee shall give written notice to Lessors its intent to exercise this option not less than ninety (90) days prior to the end of the initial lease term for the Leased Premises under this Agreement.

8

Production Rental.  In addition to the Advance Rental, but subject to the set-off provided in Section 6, Lessee shall pay to Lessors a Production Rental of the greater of either four (4%) percent of the net proceeds (net ore value processed by Lessee, less production costs thereof, but excluding general administration costs) or fifty cents ($.50) per yard of material processed by the Lessee.  Rental payments are due and shall be paid within thirty (30) days of the end of the month in which the production occurred.  Such payments shall be accompanied by a statement summarizing the computation of the yardage processed.  Lessee shall pay the payments to the individual Lessors in the proportions of their respective interests described in Section 3.

9

Maintenance of Claims

a. Assessment Work.

Lessee shall be responsible for the performance and filing of assessment work beginning with the current assessment year unless this Agreement is terminated as hereinafter provided. Subject to Lessee’s right to terminate this Agreement in accordance with Section 2, in the event of termination of this Agreement after June 1 of any calendar year, Lessee shall be responsible for the performance and filing of assessment work for that year and the payment of the Federal annual mining claim maintenance fees for the succeeding annual assessment year. By September 30 of each year Lessee shall provide Owner with the evidence that a proof of labor or notice of intent to hold has been recorded in the Office of the Lander County Recorder and that the Federal  annual mining claim maintenance fees have been paid to the Bureau of Land Management. Lessee shall be responsible to pay for all state and county taxes and/or fees levied on the mining claims during the term of this lease.   If after June 1, 2011, Lessee terminates this Agreement in accordance with Section 2, Lessee shall have no obligations under this Section.

b. Claims Maintained to Date. Lessors shall be responsible to make sure that any and all fees and/or taxes due on the claims prior to the date of this Agreement have been paid in full.

c. Relocation, amendment and Patent. At any time during which this Agreement is in effect, Lessee may, with the express written consent of Lessors, but at its own expense, relocate, amend, or apply for a patent on any of the unpatented mining claims included in the Leased Premises, and such relocated, amended and patented claims shall be deemed to be covered by the provisions of this Agreement, however any relocated, amended and patented claims shall remain in the name of the Lessors.

Removal, Stockpiling and Commingling of Ores.  Lessee is hereby granted the right to mine or remove from the Leased Premises any ores, wastes, water or other materials existing therein or thereon, through or by means of shafts or openings which may be sunk or made upon adjoining or nearby property controlled by Lessee, and may stockpile any ores, waste or other materials and/or concentrated products of ores or materials from the Leased Premises upon stockpile grounds situated upon any such adjoining or nearby property, provided that Lessee shall not stockpile more than 10,000 tons off the Leased Premises at any time; and Lessee may use the Leased Premises and any part thereof, any shafts, openings, and stockpile grounds, sunk or made thereon for the mining, removal and/or stockpiling of any ores, waste, water and other materials and/or concentrated products of ores or materials from any such adjoining or nearby property, or for any purpose or purposes connected therewith, not, however, preventing or interfering with the mining or removal of ore from the Leased Premises.

Lessee may commingle ore from the Leased Premises with ore from other properties, either before or after concentration or beneficiation, so long as Lessee determines the grade and weight of ores mined from the Leased Premises and the ores mined from other properties before the ores are commingled.  Lessee shall use the data concerning the grade and weight of the ores to determine the production royalty payable from the ores mined from the Leased Premises.  All such grade, weight and allocation calculations by Lessee shall be done in a manner recognized by the mining industry as practical and sufficient.

11

Accounts and Records; Inspection by Lessors.  Lessee shall keep accurate books of account showing the transactions and operations pertaining to computation of the payments due Lessors and records related to Lessee’s work, and shall permit Lessors’ qualified representative to examine such books and records, at commercially reasonable times and hours, upon ten (10) days written notice.  Lessee shall furnish Lessors with full, true and accurate information in response to any commercially reasonable request in regard to the mining operations pertaining to computation of payments due Lessors or of Lessee’s work.

Lessee’s record of all mining operations on the Leased Premises shall be available for Lessor’s inspection, and Lessors may enter the mine workings and structures on the Leased Premises at all reasonable times for inspection thereof, but Lessors shall so enter at their own risk and shall indemnify the hold Lessee harmless against and from any damage, loss or liability by reason of injury to Lessors or their agents or representatives while on the Leased Premises or in said mine workings and structures.  Lessors agree that such inspections shall not unreasonably or unnecessarily hinder, interrupt, or otherwise interfere with Lessee’s operations upon the Leased Premises.

Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.  Lessors may assign their rights under this Agreement, in whole or in part at any time, and shall give notice of such assignment to Lessee.  Lessee may assign this Agreement to a company affiliated with the Lessee, upon written notice to Lessors. Lessee may assign this Agreement at any time to any other party, with the consent of the Lessors, whose consent will not be reasonably withheld, upon five (5) days prior written notice to Lessors.

Changes in the ownership of the Leased Premises or the rights to receive rentals hereunder occurring after delivery of this Agreement shall not be binding on Lessee until it shall receive written notice of such change, together with a certified copy or photographic copy of the recorded documents reflecting such change.  No change or division in the ownership of the Leased Premises or rentals hereafter accomplished shall operate to enlarge the obligations or diminish the rights of Lessee hereunder.

Termination by Lessors.  Should Lessee fail to perform any of his covenants and agreements under this Agreement,, the Lessors may, at its option, give Lessee notice of such default, specifying the nature and character thereof.  Unless Lessee shall commence correction of the same in good faith within thirty (30) days after receipt of such notice of those default cures capable of being commenced within thirty (30) days or commenced as soon as commercially reasonable in respect of cures of defaults only capable of being started after thirty (30) days, Lessors may, at their election, terminate this Agreement by giving notice of such election to Lessee, and all rights of Lessee hereunder shall be thereby terminated except the liability provisions of Sections 9 and 15 herein.

Termination of Lessee.  Subject to Lessee’s right to terminate this Agreement in accordance with Section 2, Lessee shall have the right at any time to terminate this Agreement as to any or all of the Leased Premises by giving thirty (30) days written notice of such election to Lessors.  At the end of said thirty (30) day period, this Agreement shall terminate as to the Leased Premises, and all sums which may be due under this Agreement up to and including the effective date of termination as set forth in the said notice, including payment for the recoverable metals in the ores mined from the Leased Premises which are stockpiled off the Leased Premises, shall be settled and adjusted between the parties and, once finally settled, the parties shall be relieved of all further payment obligations hereunder and shall furnish to Lessors a recordable release of all Lessee’s rights and interests under this Agreement, except for Lessee’s right of removal of his personal property as provided in Section 16 below and the liability provisions of Sections 9, 15, 18 and 22 herein.  In connection with the above adjustments, the annual Advance Rental shall not be adjusted for the period of the annual rental prior or after termination of this Agreement, but shall be the credit as provided under Section 6.

15

Liability.  Lessee shall, at its sole expense, save, protect and hold harmless Lessor against any and all claims or liability for injury to or death of persons or for damages to property as a result of Lessee’s use of the Leased Premises. Lessee shall be responsible for all obligations under this Agreement which have accrued to the effective date of surrender, including compliance with all applicable laws, regulations and ordinances.  Lessee shall have no obligation concerning any physical condition created or existing on the Leased Premises before the date of this Agreement, except to the extent that Lessee disturbs such conditions during the term of this Agreement.

16

Removal of Equipment.  Lessee shall have the right at any time within one (1) year after the termination or expiration of this Agreement, or relinquishment and termination of Lessee’s collateral rights as set forth herein, to remove all property, fixtures or structures erected or placed by Lessee on or in the Leased Premises.  If not so removed, title to the property remaining thereafter shall revert to the Lessors.

17

Geologic Data.  Lessee shall provide Lessors within thirty (30) days after the termination of this Agreement any factual geologic or engineering data pertaining to the properties as developed by Lessee, its contractors, or agents.

Liens.  Lessee shall keep the Leased Premises free of all liens for labor or materials furnished to it in its operations hereunder, and will indemnify and save harmless Lessors against and from any damage, loss or liability by reason of any liens not removed.  Lessee may contest the validity of any lien on the Leased Premises, and the same shall not be deemed a default unless finally adjudicated to be valid and not discharged by Lessee.  Notwithstanding the foregoing, Lessee shall have the right to grant a security interest in its leasehold interest under this Agreement for purposes of financing Lessee’s operations under this Agreement.

Lessors will not cause or allow any liens, encumbrances or adverse claims to accrue against the Leased Premises, except such as may have been expressly subordinated to this Agreement; and in the event any lien or encumbrance shall hereafter accrue against the Leased Premises by act or neglect of Lessors, then Lessee may, at Lessee’s option, pay and discharge the same, and if Lessee elects so to do, Lessee may deduct the amount so paid from any Advance Rental Production Rentals or other payments hereunder, together with interest thereon at the prime rate as established by The Bank of New York in New York City, subject to the application of any Nevada usury statute.

Notice.  All notices hereunder shall be in writing and shall be deemed served when personally delivered or five calendar days after being mailed by registered or certified mail.  Such mailed notices shall be addressed to each of the Lessors as follows:

Thomas L. Belaustegui,

71 Washington St.,

Reno, NV, 89503,

Mary Kim Piccinini,

P.O. Box 151946,

Ely, NV 89315, and

Sam K. Bida,

2160 Crawford Street,

Ely, NV, 89301

and to Lessee as follows:

Nevada Rae Gold, Inc.

848 N. Rainbow Blvd., #2987

Las Vegas, Nevada 89107

Attention:  Mitchell Geisler

Or to such different address as may from time to time be specified in writing by one party to the other.

20

Construction, Gender, and Number.  Any reference herein to “Lessee” shall be read as including Lessee and its heirs, successors and assigns.  Any reference herein to “Lessor” or “Lessors” shall be read as including Lessor and their heirs, successors, and assigns.  “Lessors” and “Lessee” as used herein include the plural, if there are more than one, and reference to either in one gender includes the other and the plural when appropriate.

Force Majeure.  Whenever the time for Lessee’s performance of any act hereunder is limited or must be performed by a specified date or after notice and the performance thereof is hindered, prevented, or delayed in whole or in part by any factors or circumstances beyond the reasonable control of the party obligated to perform such, including, but not limited to, acts of God, fire, storm, floods, earthquakes, landslides, washouts, strikes, material, supply or labor interruptions causing slowdowns in production, delivery, or transportation, hostage of railroad cars, insurrections, riots, or mob violence, civil disobedience, regulations, injunction, orders or requirements of any government, embargoes, war, whether similar or different; then the time for the performance of any such act or obligation shall be extended for a period equal to the extent of such delay plus a reasonable time thereafter to overcome the effects of such delay.

Reclamation.  Lessee shall be liable for all reclamation necessary and arising from Lessee’s mining activities, but not for the activities of other parties on the Leased Premises before the date of this Agreement.  Reclamation work will be completed as soon as commercially reasonable and will be in accordance with all applicable state and federal regulations. Lessee’s reclamation obligations under this Section 22 shall survive surrender or termination of this Agreement.

Cooperation.  Lessors and Lessee agree to cooperate with one another, to the full extent as is commercially reasonable for either of them, at Lessee’s expense, in connection with compliance with the environmental and U.S. Bureau of Land Management laws and regulations relating to Lessee’s use and enjoyment of the Leased Premises and the benefits and obligations of this Agreement and in connection with any and all state permitting applications relating to the Leased Premises and to provide for the full benefit of this Agreement.

24

Choice of Law; Further Assurances; Caption.  This Agreement shall be governed by the laws of State of Nevada.  Upon the written request of Lessee, Lessors agree to furnish such additional formal assurance or other written documents in proper and recordable form, as may be reasonably necessary to carry out the intent, purposes, and terms of this Agreement.  Captions appear in this Agreement only for convenient reference, and they shall not affect or define the meaning or scope of any provision of this Agreement.

25

Memorandum of Agreement.  Contemporaneously herewith, Lessors and Lessee have executed and delivered a Memorandum of Mining Lease.  This Memorandum may be recorded at the office of the Recorder of Lander County, Nevada, by either party.

26

Entire Agreement.  This Agreement and the Memorandum of Mining Lease contains the entire agreement by and between the parties hereto, and no oral agreement, promise, statement or representation which is not contained herein shall be binding on either party.  No amendment or modification of this Agreement shall become effective unless and until the same has been reduced to writing and duly signed and acknowledged by the party against whom enforcement of any such change is sought.

27

Binding Effect.  Lessors agree that Lessee, by paying the amounts due herein stated and by performing and observing the several covenants herein contained, may peaceably hold and enjoy the Leased Premises and the rights herein granted, during the term hereof without any interference or interruption by Lessors, their representatives, or assigns.  The covenants, terms and conditions of this Agreement shall run with the land and in all respects be binding on and inure to the benefit of the successors and assigns of either of the parties hereto.  This Agreement shall be effective in respect of each person identified as one of the Lessors who executes this Agreement notwithstanding that all of the persons identified collectively as Lessors do not execute this Agreement.

Lode Mining Rights.  Lessee may locate lode mining claims on the placer mining claims which constitute the Leased Premises, provided that Lessee locates such lode mining claims in Lessors’ names.  If Lessee removes placer gravels during stripping or mining lode minerals, Lessee shall stockpile such placer gravels in a place accessible for processing in a manner that is mutually acceptable to the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the Effective Date.

LESSORS:

Thomas L. Belaustegui,

71 Washington St,

Reno, NV, 89503

______________________________

Name:

_______________

STATE OF NEVADA

)

) ss.

COUNTY OF _______

)

On this __ day of _____, ____ before me a Notary Public, personally appeared ____________, personally known or proved to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument on behalf of __________________

________________________

NOTARY PUBLIC

Kathryn McKeown,

71 Washington St,

Reno, NV, 89503

______________________________

Name:

_______________

STATE OF NEVADA

)

) ss.

COUNTY OF _______

)

On this __ day of _____, ____ before me a Notary Public, personally appeared ____________, personally known or proved to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument on behalf of __________________

________________________

NOTARY PUBLIC

Amy Belaustegui,

71 Washington St,

Reno, NV, 89503

______________________________

Name:

_______________

STATE OF NEVADA

)

) ss.

COUNTY OF _______

)

On this __ day of _____, ____ before me a Notary Public, personally appeared ____________, personally known or proved to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument on behalf of __________________

________________________

NOTARY PUBLIC

Allie Belaustegui Adams,

71 Washington St,

Reno, NV, 89503

______________________________

Name:

_______________

STATE OF NEVADA

)

) ss.

COUNTY OF _______

)

On this __ day of _____, ____ before me a Notary Public, personally appeared ____________, personally known or proved to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument on behalf of __________________

________________________

NOTARY PUBLIC

Tricia Petersen,

71 Washington St,

Reno, NV, 89503

______________________________

Name:

_______________

STATE OF NEVADA

)

) ss.

COUNTY OF _______

)

On this __ day of _____, ____ before me a Notary Public, personally appeared ____________, personally known or proved to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument on behalf of __________________

________________________

NOTARY PUBLIC

Mary Kim Piccinini,

P.O. Box 151946,

Ely, NV 89315, and

______________________________

Name:

_______________

STATE OF NEVADA

)

) ss.

COUNTY OF _______

)

On this __ day of _____, ____ before me a Notary Public, personally appeared ____________, personally known or proved to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument on behalf of __________________

________________________

NOTARY PUBLIC

Sam K. Bida,

1785 Great Basin Blvd,

Ely, NV, 89301,

______________________________

Name:

_______________

STATE OF NEVADA

)

) ss.

COUNTY OF _______

)

On this __ day of _____, ____ before me a Notary Public, personally appeared ____________, personally known or proved to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument on behalf of __________________

________________________

NOTARY PUBLIC

LESSEE:

NEVADA RAE GOLD, INC.

By:

Name:

Mitchell Geisler

Title:

President

STATE OF NEVADA

)

) ss.

COUNTY OF _______

)

On this __ day of _____, ____ before me a Notary Public, personally appeared Mitchell Geisler, personally known or proved to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument on behalf of __________________

________________________

NOTARY PUBLIC

EXHIBIT A

The following patented and unpatented federal mining claims comprise the Leased Premises with ownership as presented in Exhibit E;

EXHIBIT B

Any agreements between the Lessors with respect to the mining claims in Exhibit A

EXHIBIT C

Breakdown of the annual advance rental payments for each Lessor

Thomas L. Belaustegui	$10,000.00
Mary Kim Piccinini	$5,000.00
Sam K. Bida	$5,000.00

EXHIBIT D

Assignment of payments from Lessors who direct payment to an alternate Lessor

Exhibit E

Ownership Table of the Claims in Exhibit A